UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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 Filed by a Party other than the Registrant  ☐
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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☑  Soliciting Material Pursuant to §240.14a-12

BUCYRUS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BUCYRUS 1100 Milwaukee Avenue · P.O. Box 500 South Milwaukee, Wisconsin 53172-0500, USA (+1) 414.768.4000
Key Messages
November 15, 2010
This is an outstanding and financially compelling transaction for our shareholders.
▪	Bucyrus shareholders will receive $92 in cash for each Bucyrus share.

▪	This represents an approximate 30% premium to shareholders based on Bucyrus’ closing price on November 12th.
Caterpillar is committed to building on Bucyrus as its principal platform for growth in the global mining machinery industry and to establishing its global mining headquarters in Milwaukee.
▪	Caterpillar recognizes the global strength of the Bucyrus brand, the quality of its people, its reputation for technological leadership and its strong and diverse network of customer relationships. Caterpillar intends to maintain the Bucyrus brand for the principal Bucyrus legacy products.

▪	Bucyrus is a perfect fit for Caterpillar, bringing with it the industry’s most expansive offering in surface and underground mining equipment products, including hydraulic excavators and rope shovels, draglines, highwall miners, trucks, underground longwall systems, room & pillar mining systems, drills, and belt systems.
Most of Bucyrus employees will have the opportunity to be part of a larger, dynamic organization that is focused on and strongly committed to growth and success in the global mining equipment arena.
▪	Caterpillar is a first-rate, global company that shares a commitment to providing innovative products and exceptional service to customers, creating a collaborative and safe work environment for employees, minimizing environmental impact through sustainability initiatives and delivering strong financial performance.

▪	Bucyrus appreciates and values the hard work and dedication of its employees who have been critical to the Company’s success. The transaction with Caterpillar is a testament to the strength of the global Bucyrus brand and the value the employee team has created.

▪	Caterpillar recognizes that Bucyrus has an incredibly talented employee base, and it has great respect for the team that has made Bucyrus the industry-leader it is today. With a Milwaukee global mining headquarters, plans to maintain the Bucyrus brand for the principal Bucyrus legacy products, and opportunities to leverage Bucyrus’ distribution infrastructure, there will be many opportunities for Bucyrus employees going forward. While there will be some inevitable redundancies, the transaction will take several months to close. The integration process will be thoughtful and focused on finding the right talent for the Company going forward. Anyone that is affected ultimately will receive appropriate severance and be treated with respect and dignity.

▪	At this time, we will continue to operate as independent entities – it is business as usual. It’s important for the team to remain connected and committed.
Meeting the needs of customers remains Bucyrus’ number one priority; Bucyrus is committed to business as usual through closing and to ensuring that its customers continue to receive the same industry-leading products and high levels of service they have come to expect.
▪	Caterpillar shares Bucyrus’ commitment to providing customers high-quality products and exceptional service; moreover, as part of Caterpillar, customers will benefit from access to substantial global resources and enjoy a continued commitment to technological innovation.

BUCYRUS 1100 Avenue P.O. Box 500 South Milwaukee, Wisconsin 53172-0500, USA (+1) 414.768.4000
Additional Information Relating to Bucyrus and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to stockholders of Bucyrus.
BUCYRUS STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414)768-4000, in writing to Bucyrus, Attention: Investor Relations, 1100 Milwaukee Avenue, South Milwaukee, WI 53172, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).
Bucyrus and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Bucyrus with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Bucyrus’s directors and executive officers is also available in Bucyrus’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 12, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Bucyrus.
Caution Concerning Forward-Looking Statements Relating to Bucyrus
Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.